Consolidated Statements Of Cash Flows Supplemental Schedules - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2015
Estimated net fair value of assets acquired and liabilities assumed at the date of acquisition was as follows:
Working capital, net (excluding cash and cash equivalents)	$ (10,454)	$ (7,210)
Property, plant and equipment	672	3,368
Other long-term assets	0	(250)
Goodwill and other intangible assets	50,185	183,718
Deferred income taxes	(3,543)	2,606
Long-term liabilities	(11,420)	(40,796)
Estimated net fair value of assets acquired and liabilities assumed	25,440	141,436
Property, plant and equipment	495,716
Investments in affiliated companies	172,338
Deconsolidation of subsidiary's cash, net	$ 0	$ 0